                                                                    Exhibit 23.2





                         CONSENT OF INDEPENDENT AUDITORS


         We consent to the incorporation by reference in the Registration Statements on Form S-3 (File No.'s 333-86358, 333-48492, 333-95311, 333-54562,
333-65428 & 333-73504) and Form S-8 (File No.'s 333-88928, 333-88930, 333-88932,
333-16299, 333-49939 & 333-49965) of Famous Dave's of America, Inc. of our
report dated January 30, 2002, which appears on page F-2 of this annual report on Form 10-K for the year ended December 28, 2003.


                                             /s/ VIRCHOW, KRAUSE & COMPANY, LLP


Minneapolis, Minnesota
March 29, 2004